EXHIBIT 10.4

THIS WARRANT HAS BEEN ACQUIRED FOR  INVESTMENT  PURPOSES  ONLY, HAS NOT BEEN AND
WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, A AMENDED, AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER (THE 1933 ACT), AND MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES (AS DEFINED IN REGULATIONS OF THE 1933
ACT) EXCEPT PURSUANT TO REGISTRATION UNDER OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT. THIS LEGEND SHALL BE ENDORSED UPON ANY WARRANT ISSUED IN EXCHANGE FOR THIS WARRANT.

Warrant No:  99-6-2       Right to Purchase 500,000
                          Shares of Common Stock of
June 16, 1999             Saratoga International Holdings Corp.


VOID UNLESS EXERCISED BEFORE 5:00 P.M. PACIFIC STANDARD TIME ON JUNE 15, 2004.


                    SARATOGA INTERNATIONAL HOLDINGS CORP.

                       Common Stock Purchase Warrant

Saratoga International Holdings Corp, a Nevada corporation (the "Company"), hereby certifies that, for value received, Tom Morsey, or assigns, is entitled, subject to the terms set forth below, to purchase from the Company, commencing June 16, 1999, at any time or from time to time before 5:00 p.m., Pacific Standard Time, on or before June 15, 2004 fully paid and nonassessable shares of Common Stock $.001 par value, of the Company, at an exercise price per share equal to $.10. Such exercise price per share as adjusted from time to time as herein provided is referred to herein as the Exercise Price. The number and character of such shares of Common Stock and the Exercise Price are subject to adjustment as provided herein.

1.  Exercise Warrant.

     1.1 Full Exercise. This Warrant may be exercised in full by the holders by surrender of this Warrant with the Election to Purchase form at the end hereof duly executed by such holder, to the Company at its principal office, accompanied by payment, in cash or by certified or official bank check payable to the order of the Company, in the amount obtained by multiplying the number of shares of Common Stock for which this Warrant is then exercisable by the Exercise Price as set forth herein.

     1.2 Partial Exercise. This Warrant may be exercised in part by surrender of this Warrant in the manner and at the place provided in Section 1.1 except that the amount payable to the holder on such partial exercise shall be the amount obtained by multiplying (a) the number of shares of Common Stock designated by the holder in the Election to Purchase form at the end hereof by (b) the Exercise Price as set forth herein. Any exercise of this Warrant must be for a minimum of 100,000 shares

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          of Common  stock of the  Company  or the  number  of shares  indicated
          herein, whichever is less. This Warrant is for full shares and no fractional shares will be issued. On any such partial exercise, the Company will forthwith issue and deliver to or upon the order of the holder a new Warrant of like tenor, in the name of the holder or as such holder (upon payment by such holder of any applicable transfer taxes) may request, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock for which such Warrant may still be exercised.

2. Delivery of Stock Certificates of Exercise. As soon as practicable after the exercise of the Warrant in full or in part, and in any event within sixty (60) days thereafter, the Company will cause to be issued in the name of and delivered to the holder, or as such holder (upon payment by such holder of any applicable transfer taxes) may direct, a certificate or certificates for the number of fully paid and nonassessable shares of Common Stock to which such holder shall be entitled on such exercise, pursuant to Section 1 or otherwise.

3.  Adjustment for Reorganization Consolidation or Merger.

     3.1. Reorganization, Consolidation or Merger. In case at any time or from time to time, the Company shall (a) effect a reorganization, (b) consolidate with or merge into any other person or entity, or (c) transfer all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the Company, then, in each such case, the holder of the Warrant, on the exercise hereof as provided in Section 1 at any time after the consummation of such reorganization, consolidation or merger or the effective date of such dissolution, as the case may be, shall receive, in lieu of the Common Stock issuable as such exercise prior to such consummation or such effective date, the stock and other securities and property (including cash) to which such holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if such holder had so exercised the Warrant, immediately prior thereto, all subject to further adjustment thereafter as provided in Sections 4 and 5.

     3.2. Continuation of Terms. Upon any reorganization, consolidation, merger or transfer (and any dissolution following any transfer) referred to in this Section 3, the Warrant shall continue in full force and effect and the terms hereof shall be applicable to the shares of stock and Other Securities and property receivable on the exercise of the Warrant after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any such stock or other securities, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Company, whether or not such person shall have expressly assumed the terms of the Warrant.

4. Adjustments for Stock Dividends and Stock Splits. In the event that the Company shall (i) issue additional shares of Common Stock as a dividend or other distribution on outstanding Common Stock, (ii) subdivide its outstanding shares of Common Stock or (iii) combine its outstanding shares of the Common Stock into a smaller number of shares of the Common Stock, then, in each such event, the Exercise Price shall, simultaneously with the happening of such event, be adjusted by multiplying the then prevailing

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     Exercise Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such event (calculated assuming the conversion or exchange of all outstanding shares of convertible or exchangeable securities of the Company which are convertible or exchangeable into, or exercisable for, shares of Common Stock) and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event (calculated assuming the conversion or exchange of all outstanding shares of convertible or
     exchangeable   securities   of  the  Company  which  are   convertible   or
     exchangeable into, or exercisable for, shares of Common Stock), and the product so obtained shall thereafter be the Exercise Price then in effect. The Exercise Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described herein in this Section 4. The holder of the Warrant shall thereafter, on the exercise thereof as provided in Section 1, be entitled to receive that number of shares of Common Stock determined by multiplying the number of shares of Common Stock which would otherwise (but for the provisions of this Section
     4) be issuable on such exercise, by a fraction of which (i) the numerator is the Exercise Price which would otherwise (but for the provisions of this Section 4) be in effect, and (ii) the denominator is the Exercise Price in effect on the date of such exercise.

5. Adjustment for Dividends in Other Stock, Property and Reclassifications. In case at any time or from time to time, the holders of Common Stock (or Other Securities) shall have received, or (on or after the record date fixed for the determination of stockholders eligible to receive) shall have become entitled to receive without payment therefor,

     a. other or additional stock or other securities or property (other than cash) by way of dividend, or

     b.   other or additional stock or other  securities or property  (including cash) by way of spin-off, split-up, reclassification, recapitalization, combination of shares or similar corporate rearrangement, other than additional shares of Common Stock (or Other Securities) issued as a stock dividend or in a stock-split
          (adjustments in respect of which, in the case of Common Stock, are provided for in Section 4), then and in each such case the holder of the Warrant, on the exercise thereof as provided in Section 1, shall be entitled to receive the amount of other or additional stock and other securities and property (including cash in the cases referred to in subdivision (b) of this Section 5) which such holder would hold on the date of such exercise if on the date of distribution of such other or additional stock or other securities and property, or on the record date fixed for determining the shareholders entitled to receive such other or additional stock or other securities and property, such

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          holder had been the holder of record of the number of shares of Common
          Stock called for on the face of the Warrant and had thereafter, during the period from the date thereof to and including the date of such exercise, retained such shares and all such other or additional stock and other securities and property (including cash in the cases referred to in subdivision (b) of this Section 5) receivable by such
          holder  as  aforesaid  during  such  period,   giving  effect  to  all
          adjustments called for during such period by Sections 3 and 4.

6.  Notices of Record Date.  In the event of

     a. any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution or any right to subscribe for purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or

     b. any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all the assets of the Company to or consolidation or merger of the Company with or into any other person, or

     c. any voluntary or involuntary dissolution, liquidation or winding-up of the Company, then and in each such event the Company will mail or cause to be mailed to the holder of this Warrant a notice specifying
          (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, and (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or Other Securities) shall be entitled to exchange their shares of Common Stock (or Other Securities) for securities or other property deliverable on such reorganization, reclassification, recapitalizaiton, transfer, consolidation, merger, dissolution, liquidation or winding-up.

          Such notice shall be mailed at least twenty (20) days prior to the date specified in such notice and which any such action is to be taken.

7. Reservation of Stock Issuable on Exercise of Warrants. The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of the Warrants, all shares of Common Stock (or Other Securities) from time to time issuable on the exercise of the Warrant; the shares of Common Stock which the holder of this Warrant shall receive upon exercise of the Warrant will be duly authorized, validly issued, fully paid and non-assessable.

8. Exchange of Warrants. On surrender for exchange of the Warrant, properly endorsed, to the Company, the Company will issue and deliver to or on the order of the holder thereof a new Warrant or Warrants of like tenor, in the name of such holder or as such holder (on payment by such holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for in the Warrant so surrendered.

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9.   Replacement of Warrants. On receipt of evidence reasonable  satisfactory to the Company of the loss, theft, destruction or mutilation of a Warrant and, in the case of any such loss, theft or destruction of a Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such Warrant, the Company will execute and deliver, in lieu thereof, a new Warrant of like tenor.

10. Warrantholder Not Deemed Stockholder; Restrictions on Transfer. The Warrant is issued upon the following terms, to all of which the holder or owner thereof by the taking consents and agrees:

     a. No holder of the Warrant shall, as such, be deemed the holder of Common Stock that may at any time be issuable upon exercise of the Warrant for any purpose whatsoever, nor shall anything contained herein be construed to confer upon such holder, as such, any of the rights of a stockholder of the Company until such holder shall have exercised the Warrant and been issued shares of Common Stock in accordance with the provisions hereof.

     b. Neither the Warrant nor any shares of Common Stock purchased pursuant to the Warrant shall be registered under the Securities Act of 1933 (the "Securities Act") and applicable state securities laws. The certificates evidencing the shares of Common Stock issued on the exercise of the Warrant shall bear a legend to the effect that the shares evidenced by such certificates have not been registered under the Securities Act and applicable state securities laws.

11. Notices. All notices and other communications from the Company to the holder of the Warrants shall be mailed by (i) first class mail, postage prepaid, (ii) electronic facsimile transmission, or (iii) express overnight courier service, at such address as may have been furnished to the Company in writing by such holder or, until any such holder furnishes to the Company an address, then to, and at the address of, the last holder of the Warrant who has so furnished an address to the Company.

12. Warrant Callable. The Warrant may be called by the Company upon the expiration of thirty (30) days written notice at the price of $.05 per share of Common Stock represented by this Warrant.

13. Miscellaneous. The Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. The Warrant and the shares of Common Stock underlying the Warrant shall be construed and enforced in accordance with and governed by the laws of the State of Nevada. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

14. Applicable Law. The validity, interpretation and performance of this Agreement and of Warrants shall be governed by the laws of the State of Washington.


Saratoga International Holdings Corp.

/s/ Patrick F. Charles
------------------------------
Patrick F. Charles, President

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